Stockholders' Equity, Warrants and Redeemable Preferred Stock (Q1)	3 Months Ended
Mar. 31, 2021
Stockholders' Equity, Warrants and Redeemable Preferred Stock [Abstract]
Stockholders' Equity, Warrants and Redeemable Preferred Stock
10.	Stockholders’ Equity, Warrants and Redeemable Preferred Stock

The Company issued various shares of Series A through E of preferred stock from various investors from 2006 through 2017. All of the preferred stock equity investments were recorded based on the proceeds received from the sales, which the Company considers to approximate its fair value at the date of each transaction, as agreed between the parties to the transaction. Direct costs incurred in connection with each transaction were accounted for as a reduction in the proceeds of the Preferred stock as a discount. The stock issuance costs associated with the various preferred stock investments are amortized as part of the accretion of the carrying amount of the Preferred stock to each series full redemption amount over a 5-year period from each issuance date, pursuant to FASB ASC Topic 480-10.

Public Warrants

In connection with the Business Combination, Billtrust assumed the publicly traded warrants (“Public Warrants”) that had previously been issued by South Mountain. The Public Warrants may only be exercised for a whole number of shares of Common Stock at a price of $11.50 per share. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Following the closing of the Business Combination, the Company filed with the SEC a registration statement that was declared effective in February 2021 covering the issuance of the shares of Class 1 common stock issuable upon exercise of the Public Warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the above, if our Class 1 common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but will use our reasonable best efforts to qualify the shares under applicable blue sky laws to the extent an exemption is not available. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the reported last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The Company determined 1) the Public Warrants meet the definition of a derivative pursuant to ASC 815 2) the Public Warrants are indexed to the Company’s common stock pursuant to ASC 815-40-15-7, and 3) the Public Warrants meet all other criteria for equity classification pursuant to ASC 815-40. Therefore, the Public Warrants are accounted for within stockholders’ equity as a component of additional paid-in capital as of the Merger date. As part of this assessment, it was concluded only events that would constitute a fundamental change of ownership could require the Company to settle the warrants for cash.